STATE FARM VARIABLE PRODUCT TRUST

Supplement dated October 27, 2016 to the Prospectus dated May 1, 2016 and as supplemented September 30, 2016 of State Farm Variable Product Trust (the “Prospectus”).

Effective immediately, the following changes are made to the Prospectus:

On page 16 of the Prospectus, the chart under the title “Fund Management,” “Rainier Portfolio Managers —” is deleted and replaced with the following:

Rainier Portfolio Managers

Portfolio Manager	Length of Portfolio Manager Service	Title
Mark W. Broughton	Since 2006	Senior Equity Portfolio Manager

Stacie Cowell	Since 2014	Senior Equity Portfolio Manager

Michael D. Emery	Since 2016	Senior Equity Portfolio Manager

On page 44 of the Prospectus, the information in the chart and paragraph under “Portfolio Managers,” “Small/Mid Cap Equity Fund” and “Rainier Portfolio Managers” is deleted and replaced with the following:

Rainier Portfolio Managers
Portfolio Manager and Title with Rainier	Length of Service with Rainier	Business Experience During the past 5 years
Mark W. Broughton, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities

Stacie Cowell, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities

Michael D. Emery, CFA, Senior Equity Portfolio Manager	More than 5 years	Portfolio manager of equity securities

Rainier’s segment of the Small/Mid Cap Equity Fund is team managed, with all members of Rainier’s U.S. Equity Portfolio Management team providing investment insight and analysis. With respect to Rainier’s portion of the Small/Mid Cap Equity Fund, Mr. Broughton and Mr. Emery are jointly and primarily responsible for developing and executing the Fund’s strategic vision, communication and investment framework. Mr. Broughton, Mr. Emery and Ms. Cowell are primarily responsible for the day-to-day management of Rainier’s portion of the Small/Mid Cap Equity Fund.

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Please keep it for future reference.

231-3548b

STATE FARM VARIABLE PRODUCT TRUST

Supplement dated October 27, 2016 to the Statement of Additional Information dated May 1, 2016 and as supplemented September 30, 2016 of State Farm Variable Product Trust (the “SAI”).

Effective immediately, the following changes are made to the SAI:

Under PORTFOLIO MANAGERS – OTHER ACCOUNTS MANAGED on page 41 of the SAI, the first paragraph is deleted and replaced with the following:

The following provides information about the other investment accounts managed by the various portfolio managers of the Funds. Unless otherwise noted, this information is provided as of December 31, 2015.

Under PORTFOLIO MANAGERS – OTHER ACCOUNTS MANAGED — Rainier as Sub-Adviser to the Small/Mid Cap Equity Fund on page 44-45 of the SAI, information regarding Andrea L. Durbin and James R. Margard is deleted and the following table is added:

*Michael D. Emery	Number of Other Accounts Managed	Total Assets in Accounts (millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Asset in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	3	$285.5	-0-	-0-
Other Pooled Investment Vehicles	0	$0	-0-	-0-
Other Accounts	7	$229.1	-0-	-0-

*Information is as of September 30, 2016

The two paragraphs on pages 50-51 following PORTFOLIO MANAGERS — RAINIER’S PORTFOLIO MANAGERS’ COMPENSATION AND POTENTIAL CONFLICTS OF INTEREST — Rainier Investment Management, LLC.® (“Rainier”) are deleted and replaced with the following:

All Rainier portfolio managers receive a fixed base salary and certain portfolio managers may receive fixed bonuses. Portfolio managers who are owners of Rainier may receive distributions based on their relative ownership of Rainier.

Rainier has instituted a performance-based bonus program, which may provide for portfolio managers who are voting owners of Rainier to receive an annual bonus based on: (1) how each of the strategies the portfolio manager manages performs during the applicable year on a pre-tax basis in comparison to the performance of the applicable benchmark index (on a gross of fees basis) and peer group; (2) the portfolio manager’s overall contribution to the portfolio management team as determined by the Board of Directors of Rainier, based on the recommendation of Rainier’s Compensation Committee with input from the Chief Investment Officer and other members of the portfolio management team; and (3) the more general performance of Rainier. Portfolio managers who are not voting owners of Rainier also may have performance bonus components to their compensation depending on the circumstances. In these cases, the bonus would be determined based on generally similar criteria to those applicable to voting owners.

The last sentence in the sub-section “PORTFOLIO MANAGERS — OWNERSHIP OF SECURITIES” on page 53 of the SAI will be deleted in its entirety and replaced with the following:

For each portfolio manager except Mr. Emery, this information is current as of December 31, 2015, the end of the Funds’ most recent calendar year. The information for Mr. Emery is current as of March 31, 2016.

This supplement provides new and additional information beyond that contained in the SAI and should be retained and read in conjunction with the SAI. Please keep it for future reference.